UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 27, 2011

MFA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:	(212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed by MFA Financial, Inc. (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2011 (the “Original Form 8-K”).  The sole purpose for filing this Amendment No. 1 is to disclose additional information concerning the appointment of the Company’s new independent registered public accounting firm. There are no other changes to the disclosures contained in the Original Form 8-K.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(b)   As previously disclosed in the Original Form 8-K, on May 27, 2011, the Audit Committee of the Board of Directors of the Company approved the appointment of KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm.  KPMG has completed its standard client evaluation procedures and, as of June 24, 2011, has been formally engaged as the Company’s new independent registered public accounting firm.  The other disclosures contained in Section (b) of the Original Form 8-K continue to be accurate through the June 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.

By:	/s/ Stephen D. Yarad
Stephen D. Yarad
Chief Financial Officer

Date: June 27, 2011